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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, Community/Lifestyle Centers and International Properties. At March 31, 2012, we owned or had an interest in 337 properties comprising 244 million square feet in North America and Asia. We also have a 28.7% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns 271 shopping centers in 13 European countries.

        This package was prepared to provide operational and balance sheet information as of March 31, 2012, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2012	July 27, 2012
Third Quarter 2012	October 26, 2012
Fourth Quarter 2012	February 1, 2013

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2011 through March 31, 2012

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2011	60,858,134	293,856,250
Issuance of Common Stock for Stock Option Exercises	—	712
Exchange of Operating Partnership Units for Common Stock	(90,465)	90,465
Public Offering of Common Stock	—	9,137,500
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	337,006	12,031
Number Outstanding at March 31, 2012	61,104,675	303,096,958
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at March 31, 2012		303,096,958
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		1,110
Diluted Common Shares Outstanding at March 31, 2012(4)		303,098,068

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 54).

(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended March 31, 2012.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2012	2011
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,118,969	$1,019,874
Consolidated Net Income	$781,829	$219,666
Net Income Attributable to Common Stockholders	$645,410	$179,412
Basic Earnings per Common Share (EPS)	$2.18	$0.61
Diluted Earnings per Common Share (EPS)	$2.18	$0.61
FFO of the Operating Partnership	$648,652	$570,643
Diluted FFO of the Operating Partnership	$648,652	$570,643
Basic FFO per Share (FFOPS)	$1.82	$1.62
Diluted FFO per Share (FFOPS)	$1.82	$1.61
Distributions per Share	$0.95	$0.80

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of March 31, 2012	As of December 31, 2011
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	61,105	60,858
Common Shares Outstanding at End of Period	303,097	293,856

Total Common Shares and Units Outstanding at End of Period	364,202	354,714

Weighted Average Limited Partnership Units Outstanding	60,932	60,522
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	295,694	293,504
Diluted—for purposes of EPS	295,695	293,573
Diluted—for purposes of FFOPS	295,695	293,573
Simon Group's Debt Information
Share of Consolidated Debt	$22,628,752	$18,175,083
Share of Joint Venture Debt	5,164,227	6,501,508

Share of Total Debt	$27,792,979	$24,676,591

Simon Group's Market Capitalization
Common Stock Price at End of Period	$145.68	$128.94
Common Equity Capitalization, including operating partnership units	$53,056,894	$45,736,873
Preferred Equity Capitalization, including operating partnership preferred units	80,168	78,120

Total Equity Market Capitalization	$53,137,062	$45,814,993

Total Capitalization—Including Simon Group's Share of Total Debt	$80,930,041	$70,491,584

	As of or for the Three Months Ended March 31,
	2012	2011
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Simon Group's Share of Consolidated Properties	$5,687	$797
Simon Group's Share of Joint Venture Properties	$156	$85

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended March 31, 2012
						For the Three Months Ended March 31, 2011 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$702,098	$(7,568)	$694,530	$171,519	$866,049	$827,849
Overage rent	27,680	(104)	27,576	20,707	48,283	29,958
Tenant reimbursements	306,388	(4,655)	301,733	79,315	381,048	367,464
Management fees and other revenues	32,287	—	32,287	—	32,287	30,492
Other income	50,516	(475)	50,041	26,609	76,650	67,936

Total revenue	1,118,969	(12,802)	1,106,167	298,150	1,404,317	1,323,699

EXPENSES:
Property operating	104,740	(2,299)	102,441	52,094	154,535	157,394
Depreciation and amortization	285,109	(2,407)	282,702	86,149	368,851	357,800
Real estate taxes	98,702	(1,345)	97,357	22,167	119,524	116,245
Repairs and maintenance	25,641	(423)	25,218	7,033	32,251	39,236
Advertising and promotion	21,098	(195)	20,903	6,927	27,830	28,022
Provision for credit losses	3,545	(23)	3,522	349	3,871	2,083
Home and regional office costs	32,858	—	32,858	—	32,858	29,056
General and administrative	13,889	—	13,889	—	13,889	7,667
Other	17,778	(1,198)	16,580	18,886	35,466	38,371

Total operating expenses	603,360	(7,890)	595,470	193,605	789,075	775,874

OPERATING INCOME	515,609	(4,912)	510,697	104,545	615,242	547,825
Interest expense	(258,079)	2,803	(255,276)	(74,192)	(329,468)	(328,544)
Income tax expense of taxable REIT subsidiaries	(891)	—	(891)	—	(891)	(1,142)
Income from unconsolidated entities	30,353	—	30,353	(30,353)	—	—
Gain (loss) upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	494,837	—	494,837	—	494,837	(584)

CONSOLIDATED NET INCOME	781,829	(2,109)	779,720	—	779,720	217,555
Net income attributable to noncontrolling interests	135,585	(2,109)	133,476	—	133,476	37,309
Preferred dividends	834	—	834	—	834	834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$645,410	$—	$645,410	$—	$645,410	$179,412

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$781,829	$—	$781,829	$219,666
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			281,349	—	281,349	262,546
Simon's share of depreciation and amortization from unconsolidated entities			—	86,141	86,141	93,381
Income from unconsolidated entities			(30,353)	30,353	—	—
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net			(494,837)	—	(494,837)	584
Net income attributable to noncontrolling interest holders in properties			(2,109)	—	(2,109)	(2,111)
Noncontrolling interests portion of depreciation and amortization			(2,408)	—	(2,408)	(2,110)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$532,158	$116,494	$648,652	$570,643

Percentage of FFO of the Operating Partnership			82.04%	17.96%	100.00%	100.00%

(1)
See pages 15-17 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of March 31, 2012
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2011 Our Total Share
ASSETS:
Investment properties, at cost	$33,923,326	$(284,914)	$33,638,412	$8,253,888	$41,892,300	$38,581,379
Less—accumulated depreciation	8,587,591	(84,897)	8,502,694	2,002,152	10,504,846	10,326,794

	25,335,735	(200,017)	25,135,718	6,251,736	31,387,454	28,254,585
Cash and cash equivalents	880,549	(6,071)	874,478	227,781	1,102,259	1,148,034
Tenant receivables and accrued revenue, net	417,085	(3,583)	413,502	83,380	496,882	637,918
Investment in unconsolidated entities, at equity	1,930,480	—	1,930,480	(1,930,480)	—	—
Investment in Klépierre, at equity	2,054,820	—	2,054,820	—	2,054,820	—
Deferred costs and other assets	1,798,796	(13,146)	1,785,650	140,954	1,926,604	1,831,670
Notes receivable from related party	—	—	—	—	—	651,000

Total assets	$32,417,465	$(222,817)	$32,194,648	$4,773,371	$36,968,019	$32,523,207

LIABILITIES:
Mortgages and other indebtedness	$22,800,562	$(171,810)	$22,628,752	$5,164,227	$27,792,979	$24,676,591
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,127,794	(9,236)	1,118,558	223,473	1,342,031	1,401,332
Cash distributions and losses in partnerships and joint ventures, at equity	710,314	—	710,314	(710,314)	—	—
Other liabilities and accrued dividends	222,874	(757)	222,117	95,985	318,102	621,377

Total liabilities	24,861,544	(181,803)	24,679,741	4,773,371	29,453,112	26,699,300

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	262,387	(41,633)	220,754	—	220,754	220,619
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	44,965	—	44,965	—	44,965	45,047
Common stock, $.0001 par value, 511,990,000 shares authorized, 306,954,102 and 297,725,698 issued, respectively	31	—	31	—	31	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	9,093,132	—	9,093,132	—	9,093,132	8,103,133
Accumulated deficit	(2,885,666)	—	(2,885,666)	—	(2,885,666)	(3,251,740)
Accumulated other comprehensive loss	(23,720)	—	(23,720)	—	(23,720)	(94,263)
Common stock held in treasury at cost, 3,865,144 and 3,877,448 shares, respectively	(150,836)	—	(150,836)	—	(150,836)	(152,541)

Total stockholders' equity	6,077,906	—	6,077,906	—	6,077,906	4,649,666
Noncontrolling interests	1,215,628	619	1,216,247	—	1,216,247	953,622

Total equity	7,293,534	619	7,294,153	—	7,294,153	5,603,288

Total liabilities and equity	$32,417,465	$(222,817)	$32,194,648	$4,773,371	$36,968,019	$32,523,207

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Three Months Ended March 31, 2012

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.0%
Texas	11.6%
California	10.7%
Massachusetts	7.3%
New York	6.6%
Pennsylvania	5.6%
Nevada	4.5%
Georgia	4.3%
Indiana	3.8%
New Jersey	3.6%

Top 10 Contributors by State	72.0%

NOI by Asset Type
Malls and Premium Outlets	84.9%
The Mills	7.6%
Community/Lifestyle Centers	3.6%
International (2)	2.7%
Other Properties	1.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes Premium Outlets in Asia and Mexico.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended March 31,
	2012	2011
Consolidated Properties
Other Income
Interest and Dividend Income	$7,146	$11,038
Lease Settlement Income	9,311	9,052
Gains on Land Sales	3,107	2,606
Other	30,952	23,787

Totals	$50,516	$46,483

Other Expense
Ground Rent	$10,611	$10,749
Professional Fees	2,594	1,924
Other	4,573	6,345

Totals	$17,778	$19,018

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of March 31, 2012

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), diluted FFO per share, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO(1)

	For the Three Months Ended March 31,
	2012	2011
Consolidated Net Income(2)	$781,829	$219,666
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	281,349	262,546
Simon's share of depreciation and amortization from unconsolidated entities	86,141	93,381
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(494,837)	584
Net income attributable to noncontrolling interest holders in properties	(2,109)	(2,111)
Noncontrolling interests portion of depreciation and amortization	(2,408)	(2,110)
Preferred distributions and dividends	(1,313)	(1,313)

FFO of the Operating Partnership	$648,652	$570,643

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$2.18	$0.61
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	1.03	1.00
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(1.39)	—

Diluted FFO per share	$1.82	$1.61

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of March 31, 2012

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amount to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter ended March 31, 2012.

	For the Three Months Ended March 31,
	2012	2011
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$781,829	$219,666
Income tax expense of taxable REIT subsidiaries	891	1,142
Interest expense	258,079	248,119
Income from unconsolidated entities	(30,353)	(18,621)
(Gain) loss upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	(494,837)	584

Operating Income	515,609	450,890
Depreciation and amortization	285,109	266,310

NOI of consolidated Properties	$800,718	$717,200

Reconciliation of NOI of unconsolidated entities:
Net Income	$84,949	$80,712
Interest expense	159,902	150,516
Loss (income) from unconsolidated entities	315	(173)
Loss (income) from discontinued joint venture interests	7,690	(318)

Operating Income	252,856	230,737
Depreciation and amortization	138,056	131,730

NOI of unconsolidated entities	$390,912	$362,467

Total consolidated and unconsolidated NOI from continuing operations	$1,191,630	$1,079,667

Adjustments to NOI:
NOI of discontinued unconsolidated Properties	39,739	118,776

Total NOI of the Simon Group Portfolio	$1,231,369	$1,198,443

Change in NOI from prior period	2.7%	4.5%
Less: Joint venture partner's share of NOI	212,537	292,819

Simon Group's Share of NOI	$1,018,832	$905,624

Increase in Simon Group's Share of NOI from prior period	12.5%	7.1%
Total NOI of Comparable Properties(3)	$954,852	$903,066

Increase in NOI of Malls and Premium Outlets that are Comparable Properties	5.7%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of, or any impairment charges related to, previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, the cumulative effect of accounting changes, or a gain or loss resulting from the sale of, or any impairment charges relating to, previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $3.2 million and $2.7 million for the three months ended March 31, 2012 and 2011, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $8.8 million and $7.3 million for the three months ended March 31, 2012 and 2011, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.1 million and $5.8 million for the three months ended March 31, 2012 and 2011, respectively.

•
the Company's share of debt premium amortization of $6.7 million and $2.6 million for the three months ended March 31, 2012 and 2011, respectively.

(3)
Includes comparable Malls and Premium Outlets that were owned in both of the periods under comparison. Does not include community/ lifestyle centers, The Mills, other properties, international properties, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of March 31, 2012

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Malls and Premium Outlets
Inline Stores	83,277,551	82,802,454	54.1%
Freestanding	4,147,003	1,847,657	1.2%
Anchors	97,395,827	26,586,720	17.4%
Office	2,036,453	2,031,453	1.3%

Malls and Premium Outlets Total	186,856,834	113,268,284	74.0%
Community/Lifestyle Centers	21,204,845	14,667,966	9.6%
The Mills®(1)	18,774,174	16,235,825	10.6%
Other Properties(2)	13,693,913	8,969,161	5.8%

Total U.S. Properties	240,529,766	153,141,236	100.0%

(1)
Includes 13 Mills previously owned by SPG-FCM Ventures, LLC, now owned by Simon Property Group, L.P.

(2)
Includes two centers (University Town Plaza and The Shops at Nanuet) that have been de-malled and are currently under construction/redevelopment, properties owned by The Mills Limited Partnership (TMLP), and certain other properties.

 SIMON PROPERTY GROUP
U.S. Mall and Premium Outlet Operational Information(1)
For the Period Ended March 31, 2012

	As of March 31,
	2012	2011(2)
Total Number of Properties	219	228
Total Square Footage of Properties (in millions)	186.9	194.7
Ending Occupancy(3):
Consolidated Assets	93.6%	93.5%
Unconsolidated Assets	93.5%	91.8%
Total Portfolio	93.6%	93.0%
Total Sales per Square Foot(4):
Consolidated Assets	$529	$483
Unconsolidated Assets	$630	$523
Total Portfolio	$546	$491
Base Minimum Rent per Square Foot(5):
Consolidated Assets	$37.86	$36.63
Unconsolidated Assets	$47.93	$42.53
Total Portfolio	$39.87	$38.18

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2011(2)	94.6%	$533	$39.40
12/31/2010(6)	94.5%	$484	$37.77
12/31/2009(6)	93.4%	$455	$38.47

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(7)	Closing Rate per Square Foot(7)	Releasing Spread(7)
3/31/12	7,049,269	$53.74	$49.00	$4.74	9.7%
12/31/11(2)	6,881,699	$54.78	$50.12	$4.66	9.3%
3/31/11(2)	6,116,533	$55.82	$51.14	$4.68	9.2%

Definitions:

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Restated to include Malls previously owned by SPG-FCM Ventures, LLC and Premium Outlets acquired in the 2010 acquisition of Prime Outlets Acquisition Company.

(3)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors and mall majors in the calculation.

(4)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.

(5)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(6)
Prior period has not been restated.

(7)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of March 31, 2012

Year	Number of Leases Expiring	Square Feet	Avg. Base Minimum Rent per Square Foot at 3/31/12	Percentage of Gross Annual Rental Revenues(3)
Inline Stores and Freestanding
Month to Month Leases	1,159	3,595,598	$36.99	2.7%
2012 (4/1/12 - 12/31/12)	1,222	3,734,990	$35.63	2.6%
2013	3,125	9,442,295	$38.07	7.5%
2014	2,432	8,183,006	$36.57	6.4%
2015	2,336	8,097,366	$39.44	6.8%
2016	2,429	8,210,375	$38.08	6.6%
2017	2,049	7,366,208	$41.67	6.7%
2018	1,753	6,859,580	$46.84	6.8%
2019	1,462	5,458,984	$46.36	5.5%
2020	1,165	4,272,698	$46.72	4.3%
2021	1,258	5,071,243	$44.19	4.9%
2022	539	2,409,827	$42.78	2.3%
2023 and Thereafter	397	2,013,347	$34.78	1.6%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,625	3,824,748	$14.37	1.2%
Anchor Tenants
2012 (4/1/12 - 12/31/12)	4	538,103	$4.07	0.0%
2013	21	2,562,142	$3.44	0.2%
2014	34	3,461,374	$5.09	0.4%
2015	28	3,202,002	$3.01	0.2%
2016	22	2,651,508	$3.42	0.2%
2017	19	2,511,790	$2.68	0.1%
2018	17	1,615,723	$6.20	0.2%
2019	11	1,305,863	$4.58	0.1%
2020	15	1,347,073	$6.42	0.2%
2021	12	1,055,228	$7.30	0.1%
2022	6	858,727	$10.26	0.2%
2023 and Thereafter	30	3,268,162	$7.26	0.5%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2011 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of March 31, 2012

Top Inline Store Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	383	4,087	1.7%	3.3%
Limited Brands, Inc.	358	2,017	0.8%	2.1%
Abercrombie & Fitch Co.	216	1,533	0.6%	1.6%
Phillips-Van Heusen	298	1,628	0.7%	1.4%
Foot Locker, Inc.	379	1,478	0.6%	1.3%
Luxottica Group S.P.A	438	849	0.4%	1.2%
American Eagle Outfitters, Inc.	192	1,132	0.5%	1.1%
Zale Corporation	338	378	0.2%	1.0%
Express, Inc.	127	1,117	0.5%	1.0%
Ann Taylor, Inc.	189	1,152	0.5%	1.0%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	159	28,917	12.0%	0.6%
Sears Roebuck & Co.	119	18,420	7.7%	0.2%
J.C. Penney Co., Inc.	111	16,230	6.8%	0.6%
Dillard's Dept. Stores	66	10,560	4.4%	0.1%
Nordstrom, Inc.	27	4,545	1.9%	0.1%
Belk, Inc.	18	2,466	1.0%	0.2%
The Bon-Ton Stores, Inc.	22	2,286	1.0%	0.2%
Target Corporation	11	1,530	0.6%	—
Dick's Sporting Goods, Inc.	21	1,406	0.6%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	8	1,113	0.5%	—
Kohl's Department Stores, Inc.	11	1,028	0.4%	0.1%
Saks Incorporated	8	985	0.4%	0.1%

(1)
Combined information for U.S. Malls and Premium Outlets.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Center and The Mills Operational Information
For the Period Ended March 31, 2012

	As of March 31,
	2012	2011
Community/Lifestyle Centers(1)
Total Number of Properties	70	69
Total Square Footage of Properties (in millions)	21.2	20.8
Ending Occupancy(2)	93.1%	92.3%
Base Minimum Rent per Square Foot(3)	$13.78	$13.40
The Mills®(4)
Total Number of Properties	13	13
Total Square Footage of Properties (in millions)	18.8	18.7
Ending Occupancy(2)	96.5%	93.7%
Total Sales per Square Foot(5)	$491	$446
Base Minimum Rent per Square Foot(3)	$21.93	$21.18

(1)
Prior period has been restated to include community centers previously owned by SPG-FCM Ventures, LLC, now owned by Simon Property Group, L.P.

(2)
See footnote 3 on page 19 for definition, except Ending Occupancy is calculated on all company owned space.

(3)
See footnote 5 on page 19 for definition.

(4)
Statistics for both periods reflect The Mills assets previously owned by SPG-FCM Ventures, LLC, now owned by Simon Property Group, L.P. Opry Mills has been excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot for both periods, as it was closed and undergoing restoration as a result of flooding in May of 2010. The center re-opened on March 29, 2012. Does not include the following properties owned by TMLP-Discover Mills, Franklin Mills and St. Louis Mills.

(5)
See footnote 4 on page 19 for definition; calculation methodology is the same as for malls.

 SIMON PROPERTY GROUP
International Operational Information

	As of March 31,
	2012	2011
International Premium Outlets
Total Number of Properties	12	11
Total GLA (in millions of square feet)	3.7	3.4
Statistics for Properties in Japan(1)(2)
Ending Occupancy	99.9%	99.8%
Comparable sales per square foot(3)	¥89,875	¥87,011
Average rent per square foot	¥4,930	¥4,808

(1)
Does not include Premium Outlets in Mexico (Premium Outlets Punta Norte), Malaysia (Johor Premium Outlets), and Korea (Yeoju and Paju Premium Outlets).

(2)
Information supplied by the managing venture partner.

(3)
Does not include Sendai-Izumi Premium Outlets as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		725,675
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,628
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		838,918
4.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,276,928
5.	Fashion Valley	CA	San Diego	50.0%		1,727,888
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,335
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,471
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,152,849
9.	Stanford Shopping Center	CA	Palo Alto (San Jose)	100.0%		1,372,542
10.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	50.0%		1,301,970
11.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,183,801
12.	Mesa Mall	CO	Grand Junction	100.0%		882,294
13.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,396
14.	Crystal Mall	CT	Waterford	78.2%		783,441
15.	Dover Mall	DE	Dover	68.2%		886,277
16.	Aventura Mall(1)	FL	Miami Beach (Miami)	33.3%		2,098,984
17.	Avenues, The	FL	Jacksonville	25.0%	(2)	1,116,629
18.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,257
19.	Coconut Point	FL	Estero	50.0%		1,204,887
20.	Coral Square	FL	Coral Springs (Miami)	97.2%		940,962
21.	Cordova Mall	FL	Pensacola	100.0%		857,818
22.	Dadeland Mall	FL	Miami	50.0%		1,400,243
23.	DeSoto Square	FL	Bradenton	100.0%		677,856
24.	Edison Mall	FL	Fort Myers	100.0%		1,053,721
25.	Falls, The	FL	Miami	50.0%		807,554
26.	Florida Mall, The	FL	Orlando	50.0%		1,776,346
27.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,516
28.	Indian River Mall	FL	Vero Beach	50.0%		736,621
29.	Melbourne Square	FL	Melbourne	100.0%		703,895
30.	Miami International Mall	FL	Miami	47.8%		1,071,855
31.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		958,696
32.	Paddock Mall	FL	Ocala	100.0%		556,902
33.	Port Charlotte Town Center	FL	Port Charlotte	80.0%	(3)	765,042
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(2)	1,107,995
35.	Shops at Sunset Place, The	FL	S. Miami	37.5%	(2)	514,114
36.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,035
37.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,767,085
38.	Treasure Coast Square	FL	Jensen Beach	100.0%		874,828
39.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,309
40.	Lenox Square	GA	Atlanta	100.0%		1,561,934
41.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,829,269
42.	Northlake Mall	GA	Atlanta	100.0%		963,548
43.	Phipps Plaza	GA	Atlanta	100.0%		831,292
44.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,281,622
45.	Lindale Mall	IA	Cedar Rapids	100.0%		684,289
46.	Southern Hills Mall	IA	Sioux City	100.0%		790,508
47.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,360
48.	Northfield Square	IL	Bourbonnais	31.6%	(3)	530,483
49.	Northwoods Mall	IL	Peoria	100.0%		693,807

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
50.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,208,167
51.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,287,786
52.	White Oaks Mall	IL	Springfield	80.7%		927,853
53.	Castleton Square	IN	Indianapolis	100.0%		1,383,086
54.	Circle Centre	IN	Indianapolis	14.7%	(2)	767,985
55.	College Mall	IN	Bloomington	100.0%		641,927
56.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		653,613
57.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,277,315
58.	Markland Mall	IN	Kokomo	100.0%		415,880
59.	Muncie Mall	IN	Muncie	100.0%		635,636
60.	Tippecanoe Mall	IN	Lafayette	100.0%		862,813
61.	University Park Mall	IN	Mishawaka	100.0%		922,305
62.	Washington Square	IN	Indianapolis	100.0%		967,552
63.	Towne East Square	KS	Wichita	100.0%		1,126,021
64.	Towne West Square	KS	Wichita	100.0%		941,605
65.	West Ridge Mall	KS	Topeka	100.0%		992,224
66.	Prien Lake Mall	LA	Lake Charles	100.0%		800,599
67.	Arsenal Mall	MA	Watertown (Boston)	100.0%		439,691
68.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,911
69.	Auburn Mall	MA	Auburn	56.4%		587,271
70.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,316,237
71.	Cape Cod Mall	MA	Hyannis	56.4%		721,605
72.	Copley Place	MA	Boston	98.1%		1,241,970
73.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,707
74.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,855
75.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,695
76.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		471,476
77.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,569,470
78.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,842
79.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,591,276
80.	Square One Mall	MA	Saugus (Boston)	56.4%		928,658
81.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		685,952
82.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,073
83.	Bangor Mall	ME	Bangor	67.1%	(4)	651,423
84.	Briarwood Mall	MI	Ann Arbor	50.0%		973,886
85.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,186
86.	Miller Hill Mall	MN	Duluth	100.0%		801,241
87.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,283,155
88.	Battlefield Mall	MO	Springfield	100.0%		1,198,994
89.	Independence Center	MO	Independence (Kansas City)	100.0%		866,985
90.	SouthPark	NC	Charlotte	100.0%		1,621,176
91.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,164
92.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,148
93.	Pheasant Lane Mall	NH	Nashua	(5)		980,044
94.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		760,216
95.	Livingston Mall	NJ	Livingston (New York)	100.0%		969,014
96.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,321,617

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
97.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,633
98.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,065,116
99.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,534
100.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		771,238
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,850
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		669,407
103.	Meadowood Mall	NV	Reno	50.0%		876,841
104.	Chautauqua Mall	NY	Lakewood	100.0%		423,727
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,516
106.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,238,485
107.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(2)	1,287,223
108.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,019,158
109.	Westchester, The	NY	White Plains (New York)	40.0%		826,412
110.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,237,861
111.	Lima Mall	OH	Lima	100.0%		741,598
112.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,121,348
113.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,011,982
114.	Southern Park Mall	OH	Youngstown	100.0%		1,195,543
115.	Summit Mall	OH	Akron	100.0%		769,340
116.	Upper Valley Mall	OH	Springfield	100.0%		739,516
117.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,837
118.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,535
119.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,390,142
120.	Lehigh Valley Mall	PA	Whitehall	38.0%	(4)	1,169,152
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0%	(4)	986,514
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9%	(4)	1,331,865
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,239,550
124.	South Hills Village	PA	Pittsburgh	100.0%		1,141,449
125.	Springfield Mall(1)	PA	Springfield (Philadelphia)	38.0%	(4)	609,320
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,115,793
127.	Anderson Mall	SC	Anderson	100.0%		671,803
128.	Haywood Mall	SC	Greenville	100.0%		1,228,601
129.	Empire Mall	SD	Sioux Falls	100.0%		1,071,174
130.	Rushmore Mall	SD	Rapid City	100.0%		831,784
131.	Knoxville Center	TN	Knoxville	100.0%		964,008
132.	Oak Court Mall	TN	Memphis	100.0%		849,451
133.	West Town Mall	TN	Knoxville	50.0%		1,336,430
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,270
135.	Barton Creek Square	TX	Austin	100.0%		1,429,261
136.	Broadway Square	TX	Tyler	100.0%		641,341
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,303
138.	Domain, The	TX	Austin	100.0%		1,192,551
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,116
140.	Houston Galleria	TX	Houston	50.4%		2,235,098
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,058
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,114
143.	La Plaza Mall	TX	McAllen	100.0%		1,215,203
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,509
145.	Longview Mall	TX	Longview	100.0%		638,328
146.	Midland Park Mall	TX	Midland	100.0%		615,579

SIMON PROPERTY GROUP
Property Listing

Malls

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,946
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		882,470
149.	Sunland Park Mall	TX	El Paso	100.0%		921,535
150.	Valle Vista Mall	TX	Harlingen	100.0%		650,778
151.	Apple Blossom Mall	VA	Winchester	49.1%		439,927
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,860
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0%	(3)	760,093
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, D.C.)	42.5%		990,074
155.	Virginia Center Commons	VA	Glen Allen	100.0%		784,968
156.	Columbia Center	WA	Kennewick	100.0%		769,764
157.	Northgate Mall	WA	Seattle	100.0%		1,057,188
158.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,374,152
159.	Bay Park Square	WI	Green Bay	100.0%		710,636
160.	Forest Mall	WI	Fond Du Lac	100.0%		500,151
161.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,168,347

	Total Mall Square Footage(6)					162,476,336

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,034
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,357
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,602
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,971
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,952
7.	Napa Premium Outlets	CA	Napa	100.0%	179,327
8.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,738
9.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
10.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,336
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,178
12.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,652
13.	Orlando Premium Outlets—International Dr.	FL	Orlando	100.0%	772,962
14.	Orlando Premium Outlets—Vineland Ave.	FL	Orlando	100.0%	549,651
15.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
16.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,052
17.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,282
18.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,665
19.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
20.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,802
21.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,542
22.	Lee Premium Outlets	MA	Lee	100.0%	224,846
23.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,006
24.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
25.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/Washington, D.C.)	100.0%	485,158
26.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	284,351

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
27.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	678,219
28.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,557
29.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,763
30.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,708
31.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,109
32.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,680
33.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,471
34.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,626
35.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
36.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	535,282
37.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
38.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	845,566
39.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,252
40.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,791
41.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,708
42.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,829
43.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,138
44.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,236
45.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,911
46.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,658
47.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	226,961
48.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,718
49.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,571
50.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
51.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,660
52.	San Marcos Premium Outlets	TX	San Marcos (Austin–San Antonio)	100.0%	731,091
53.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington, D.C.)	100.0%	518,003
54.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,487
55.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
56.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,827
57.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,673
58.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL–Milwaukee)	100.0%	402,411

	Total U.S. Premium Outlets GLA				24,380,498

	Total Mall and U.S. Premium Outlets GLA				186,856,834

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
This property is managed by a third party.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
Includes office space of 2,036,453 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Menlo Park Mall—52,358 sq. ft.
Circle Centre—25,192 sq. ft.	Oak Court Mall—126,583 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Domain, The—133,010 sq. ft.	Plaza Carolina—27,343 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—117,716 sq. ft.
Firewheel Town Center—75,104 sq. ft.	Southdale Center—20,295 sq. ft.
Greendale Mall—119,860 sq. ft.	White Oaks Mall—35,607 sq. ft.

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Denver West Village	CO	Lakewood (Denver)	37.6%		310,709
2.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(1)	329,892
3.	Gaitway Plaza	FL	Ocala	32.2	%(1)	208,755
4.	Highland Lakes Center	FL	Orlando	100.0%		488,850
5.	Indian River Commons	FL	Vero Beach	50.0%		255,942
6.	Naples Outlet Center	FL	Naples	100.0%		146,038
7.	Pier Park	FL	Panama City Beach	65.6%		841,394
8.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(1)	199,082
9.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
10.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,709
11.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(1)	373,342
12.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(1)	163,254
13.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
14.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		625,017
15.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
16.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(1)	278,978
17.	Forest Plaza	IL	Rockford	100.0%		427,985
18.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
19.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,603
20.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
21.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
22.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
23.	White Oaks Plaza	IL	Springfield	100.0%		391,474
24.	Willow Knolls Court	IL	Peoria	35.7	%(1)	382,375
25.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		579,179	(2)
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,696
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(1)	575,681
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		254,480
39.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	59.2%		101,535
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,618
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.7	%(1)	369,482
43.	Concord Mills Marketplace	NC	Concord (Charlotte)	100.0%		230,683
44.	Dare Centre	NC	Kill Devil Hills	100.0%		168,674
45.	MacGregor Village	NC	Cary	100.0%		144,041
46.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,783
47.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
48.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,301

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
49.	ABQ Uptown	NM	Albuquerque	100.0%		214,754
50.	Cobblestone Court	NY	Victor	35.7	%(1)	265,470
51.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,369
52.	Lima Center	OH	Lima	100.0%		223,878
53.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	86.0%		101,963
54.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(3)	107,371
55.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(3)	267,965
56.	Whitehall Mall	PA	Whitehall	38.0	%(3)	601,610
57.	Charles Towne Square	SC	Charleston	100.0%		71,794
58.	Empire East	SD	Sioux Falls	100.0%		297,237
59.	Arboretum	TX	Austin	100.0%		197,102
60.	Gateway Centers	TX	Austin	100.0%		512,990
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,381
63.	Palms Crossing	TX	McAllen	100.0%		392,293
64.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
65.	Shops at Arbor Walk, The	TX	Austin	100.0%		464,699
66.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
67.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,180
68.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
69.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(1)	249,488
70.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					21,204,845

FOOTNOTES:

(1)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(2)
Includes office space of 75,118 square feet.

(3)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills®

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Arizona Mills	AZ	Tempe (Phoenix)	50.0%		1,252,853
2.	Arundel Mills	MD	Hanover (Baltimore)	59.2%		1,564,716
3.	Colorado Mills	CO	Lakewood (Denver)	37.6	%(1)	1,097,757
4.	Concord Mills	NC	Concord (Charlotte)	59.2	%(1)	1,334,559
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.2%		1,777,500
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,361,845
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,782,926
8.	Katy Mills	TX	Katy (Houston)	62.6	%(1)	1,555,948
9.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,463,793
10.	Opry Mills	TN	Nashville	100.0%		1,152,061
11.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		760,028
12.	Potomac Mills	VA	Woodbridge (Washington, D.C.)	100.0%		1,519,100
13.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,151,088

	Total The Mills® Square Footage					18,774,174

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

Other Properties

        Other properties includes holdings of TMLP (Discover Mills, Franklin Mills, St. Louis Mills, The Esplanade, The Galleria at White Plains, Hilltop Mall, Lakeforest Mall, Marley Station, Northpark Mall, Liberty Plaza), Factory Stores of America-Boaz, Factory Stores of America-Georgetown, Factory Stores of America-Graceville, Factory Stores of America-Lebanon, Factory Stores of America-Nebraska City, Factory Stores of America-Story City, Florida Keys Outlet Center, Huntley Outlet Center, The Mall at The Source, Outlet Marketplace, The Shoppes at Branson Meadows, in addition to two properties under construction/redevelopment (The Shops at Nanuet and University Town Plaza).

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
1.	Ami Premium Outlets	Ami (Tokyo)	40.0%	315,000
2.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,500
3.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
4.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
5.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
6.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
7.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,500
8.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	290,600

	Subtotal Japan Square Footage			2,618,500
	KOREA
9.	Paju Premium Outlets	Paju (Seoul)	50.0%	335,100
10.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	276,200

	Subtotal South Korea Square Footage			611,300
	MALAYSIA
11.	Johor Premium Outlets	Johor (Singapore)	50.0%	190,400

	Subtotal Malaysia Square Footage			190,400
	MEXICO
12.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			3,698,200

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2012–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through March 31, 2012
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Fairfax Court—Fairfax (Washington, D.C.), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Mall at Rockingham Park, The—Salem (Boston), NH	Mall	Lord & Taylor	Macy's(1)
Matteson Plaza—Matteson (Chicago), IL	Community/Lifestyle Ctr.	Shoppers World	N/A
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack	N/A
Phipps Plaza—Atlanta, GA	Mall	Discovery Center by Legoland	N/A
Plaza Carolina—Carolina (San Juan), PR	Mall	Forever 21	N/A
Potomac Mills—Woodbridge (Washington, D.C.), VA	Mills	JCPenney	JCPenney Outlet
Ridgewood Court—Jackson, MS	Community/Lifestyle Ctr.	Old Navy	Lifeway Christian
Southridge Mall—Greendale (Milwaukee), WI	Mall	Macy's	Linens 'n Things/Steve & Barry's
Square One Mall—Saugus (Boston), MA	Mall	Work Out World	World Gym
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Openings Projected for the Remainder of 2012
Arsenal Mall—Watertown (Boston), MA	Mall	Sports Authority	Filene's Basement
Arundel Mills—Hanover (Baltimore), MD	Mills	Maryland Live Casino	N/A
Castleton Square—Indianapolis, IN	Mall	Forever 21	Borders
Colorado Mills—Lakewood (Denver), CO	Mills	Jumpstreet	Spaha Skatepark
Columbia Center—Kennewick, WA	Mall	Ulta	Rite Aid
Concord Mills—Concord (Charlotte), NC	Mills	Forever 21	FYE
Cordova Mall—Pensacola, FL	Mall	Belk	Dillard's
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Domain, The—Austin, TX	Mall	Arhaus Furniture H&M	Borders N/A
Falls, The—Miami, FL	Mall	American Girl Fresh Market	N/A N/A
Grapevine Mills—Grapevine (Dallas), TX	Mills	H&M	Books-A-Million
Great Mall—Milpitas (San Jose), CA	Mills	Off Broadway Shoes	N/A
Lakeline Plaza—Cedar Park (Austin), TX	Community/Lifestyle Ctr.	Bed Bath & Beyond	CVS
Lake View Plaza—Orland Park (Chicago), IL	Community/Lifestyle Ctr.	Great Escape	Linens 'n Things
Liberty Tree Mall—Danvers (Boston), MA	Mall	Sports Authority	Bed Bath & Beyond
Lindale Mall—Cedar Rapids, IA	Mall	Jo-Ann Fabrics	Planet X
McCain Mall—N. Little Rock, AR	Mall	Regal Cinemas	M.M. Cohn

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2012–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Remainder of 2012
Northshore Mall—Peabody (Boston), MA	Mall	Container Store	Bugaboo Creek
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Sports Authority	Borders
Ontario Mills—Ontario (Riverside), CA	Mills	Last Call by Neiman Marcus	Second Spin
Orland Square—Orland Park (Chicago), IL	Mall	Dave & Buster's	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Forever 21	Borders
Rio Grande Valley Premium Outlets—Mercedes (McAllen), TX	Premium Outlet	VF Outlet	N/A
Sawgrass Mills—Sunrise (Miami), FL	Mills	Forever 21 (expansion)	Wannado
Seminole Towne Center—Sanford (Orlando), FL	Mall	Dick's Sporting Goods	Belk
Shops at Riverside, The—Hackensack (New York), NJ	Mall	Arhaus Furniture	N/A
South Hills Village—Pittsburgh, PA	Mall	Dick's Sporting Goods	Boscov's
Springfield Mall—Springfield (Philadelphia), PA	Mall	Ulta	N/A
Westland Park Plaza—Orange Park (Jacksonville), FL	Community/Lifestyle Ctr.	L.A. Fitness U.S.A. Discounters	Sports Authority Sound Advice
White Oaks Mall—Springfield, IL	Mall	HHGregg	Cost Plus World Market
Wolf Ranch—Austin, TX	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
Openings Projected for 2013
Apple Blossom Mall—Winchester, VA	Mall	Carmike Cinema	Carmike Cinema (former)
Coddingtown Mall—Santa Rosa, CA	Mall	Target	Gottschalks
Cordova Mall—Pensacola, FL	Mall	Dick's Sporting Goods	Belk(2)
Firewheel Town Center—Garland (Dallas), TX	Mall	Toys "R" Us/Babies "R" Us	Circuit City
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City
Hamilton Town Center—Noblesville (Indianapolis), IN	Community/Lifestyle Ctr.	Earth Fare	Borders
Montgomery Mall—North Wales (Philadelphia), PA	Mall	Wegman's	Boscov's
South Hills Village—Pittsburgh, PA	Mall	Target	Boscov's
Town Center at Boca Raton—Boca Raton (Miami), FL	Mall	Container Store	Old Navy
University Town Plaza—Pensacola, FL	Community/Lifestyle Ctr.	Academy Sports Toys "R" Us	N/A N/A

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2012
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$38,158	$20,362	$10,181
Redevelopment projects with incremental square footage and/or anchor replacement	41,172	42,296	19,451
Renovations with no incremental square footage	15,344	1,721	1,073

Subtotal new development, redevelopment and renovations	94,674	64,379	30,705
Tenant allowances	27,684	11,203	5,477
Operational capital expenditures at properties:
CAM expenditures(1)	4,737	11,106	4,511
Non-CAM expenditures	7,380	1,564	741

Totals	$134,475	$88,252	$41,434

(Less) Plus: Conversion from accrual to cash basis	(10,227)	6,156	2,890

Capital Expenditures for the Three Months Ended 3/31/12(2)	$124,248	$94,408	$44,324

Capital Expenditures for the Three Months Ended 3/31/11(2)	$59,711	$63,012	$26,962

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/Location	Project Description	Projected Opening	Company's Ownership Percentage
New Development Projects:
Merrimack Premium Outlets—Merrimack, NH	409,000 square foot upscale outlet center featuring Saks Fifth Avenue Off 5th and Bloomingdale's Outlet	6/12	100%
Tanger Outlets-Texas City—Texas City, TX	350,000 square foot upscale outlet center	10/12	50%
Phoenix Premium Outlets—Chandler (Phoenix), AZ	360,000 square foot upscale outlet center	5/13	100%
Totals—New Development Projects ($ in millions):
Projected Gross Cost(2)=$297
Projected Net Cost(3)=$281
Company's Share of Net Cost=$248
Blended Stabilized Rate of Return=10%
Total Construction in Progress(4)=$146
Company's Share of Total Construction in Progress(4)=$130
Renovation and Expansion Projects:
Pheasant Lane Mall—Nashua, NH	Mall renovation	4/12	100%
Crystal Mall—Waterford, CT	Mall renovation	5/12	78.2%
Brunswick Square—East Brunswick (New York), NJ	New mall entrance, Panera Bread and Tilted Kilt Restaurant	6/12	100%
Ontario Mills—Ontario, CA	Last Call by Neiman Marcus Food court renovation Mall renovation	6/12 10/12 10/12	100%
Southridge Mall—Greendale (Milwaukee), WI	Mall renovation (Macy's opened 3/12)	6/12	100%
Plaza Carolina—Carolina, PR	Mall renovation (Forever 21 opened 3/12)	7/12	100%
Sawgrass Mills—Sunrise (Miami), FL	Forever 21, Calvin Klein and small shops The Colonnade at Sawgrass expansion	7/12 4/13	100%
White Oaks Mall—Springfield, IL	Mall renovation Reconfigure former theater space into small shops	7/12 11/12	80.7%
Santa Rosa Plaza—Santa Rosa, CA	Mall renovation	8/12	100%
La Plaza Mall—McAllen, TX	Food court expansion and renovation	9/12	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of former Strawbridge's-Macy's building into 100,000 sf of small shops on two levels	10/12	96.1%
South Hills Village—Pittsburgh, PA	Dick's Sporting Goods Target	10/12 3/13	100%
Fashion Mall at Keystone—Indianapolis, IN	Mall renovation, small shop expansion and food court redevelopment	11/12	100%
Southdale Center—Minneapolis, MN	Mall renovation and food court/common area reconfiguration	11/12	100%
Apple Blossom Mall—Winchester, VA	Mall renovation Carmike Cinema	12/12 6/13	49.1%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Property/Location	Project Description	Projected Opening	Company's Ownership Percentage
Renovation and Expansion Projects (continued):
Orland Square—Orland Park (Chicago), IL	Dave & Buster's Mall renovation	12/12 3/13	100%
University Town Plaza—Pensacola, FL	Redevelopment of enclosed mall into open-air center	3/13	100%
Quaker Bridge Mall—Lawrenceville, NJ	Mall renovation, addition of restaurants and food court	4/13	50%
Gurnee Mills—Gurnee (Chicago), IL	Macy's addition and mall renovation	4/13	50%
Dadeland Mall—Miami, FL	Redevelopment of former Limited/Express building into two-level enclosed small shops and restaurants	5/13	50%
Seattle Premium Outlets—Tulalip (Seattle), WA	Small shop expansion and parking deck	6/13	100%
Walt Whitman Shops—Huntington Station, NY	Reconfiguration and expansion of small shop space and restaurants	9/13	100%
Shops at Nanuet, The—Nanuet (New York), NY	Redevelopment of enclosed mall into open-air center	10/13	100%
Totals—Renovation and Expansion Projects ($ in millions):
Projected Gross Cost(2)=$826
Projected Net Cost(3)=$776
Company's Share of Net Cost=$690
Blended Stabilized Rate of Return=11%
Total Construction in Progress(4)=$126
Company's Share of Total Construction in Progress(4)=$117
Anchor/Big Box Additions:
Columbia Center—Kennewick, WA	Ulta	4/12	100%
Shops at Riverside, The—Hackensack (New York), NY	Arhaus Furniture	7/12	100%
Cordova Mall—Pensacola, FL	Belk relocation Dick's Sporting Goods	8/12 8/13	100%
The Falls—Miami, FL	Fresh Market	10/12	50%
McCain Mall—N. Little Rock, AR	Regal Cinemas	10/12	100%
Springfield Mall—Springfield (Philadelphia), PA	Ulta	10/12	38%
Northshore Mall—Peabody (Boston), MA	Container Store	11/12	56.4%
Seminole Towne Center—Sanford (Orlando), FL	Dick's Sporting Goods	11/12	45	%(5)
Westland Park Plaza—Orange Park (Jacksonville), FL	L.A. Fitness	11/12	32.2%
Montgomery Mall—North Wales (Philadelphia), PA	Wegman's	10/13	60%
Totals—Anchor/Big Box Additions:
Projected Gross Cost(2)=$79
Projected Net Cost(3)=$76
Company's Share of Net Cost=$57
Blended Stabilized Rate of Return=8%
Total Construction in Progress(4)=$27
Company's Share of Total Construction in Progress(4)=$22

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress

Other Projects
Total Construction in Progress(4)=$170
Company's Share of Total Construction in Progress(4)=$102

(1)
Projects listed represent:

—  Projects that are under construction

—  New Development and Renovation and Expansion projects with budgeted gross costs in excess of $5 million

—  Anchor/Big Box Additions with budgeted gross costs in excess of $2 million

—  Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), CAM, and other such recoveries.

(4)
As of March 31, 2012.

(5)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

  SIMON PROPERTY GROUP
  International Development Activity Report
  Project Overview, Construction-in-Progress

Shopping center/Location (Metropolitan area)	Project Description	Projected Opening	Company's Ownership Percentage	Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Shisui Premium Outlets—Shisui (Chiba), Japan(2)	234,000 square foot upscale outlet center	4/13	40%	JPY 3,673
Toronto Premium Outlets—Halton Hills (Ontario), Canada(3)	358,000 square foot upscale outlet center	8/13	50%	CAD 79.8
Busan Premium Outlets—Busan, Korea(4)	244,000 square foot upscale outlet center	9/13	50%	KRW 64,600
Expansions:
Rinku Premium Outlets—Izumisano (Osaka), Japan(4)	103,000 square foot phase 4 expansion	7/12	40%	JPY 1,356
Kobe-Sanda Premium Outlets—Kobe (Osaka), Japan(4)	78,000 square foot phase 3 expansion	12/12	40%	JPY 1,132

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, TIF, CAM, and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan expected to fund approximately 70% of costs; remainder to be funded by operating cash flow.

(3)
Construction loan expected to fund approximately 70% of costs, with remainder being funded by equity contributions from the partners.

(4)
Construction loan expected to fund approximately 80% of costs, with remainder being funded by equity contributions from the partners.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of March 31, 2012
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2012	156,707	6.52%	464,713	5.89%	388,970	4.15%	1,010,390	5.73%
2013	664,519	4.64%	500,557	4.12%	636,869	3.99%	1,801,945	4.29%
2014	934,482	6.09%	1,607,438	5.75%	605,979	5.62%	3,147,899	5.83%
2015	1,600,000	5.12%	485,248	5.91%	745,407	5.30%	2,830,655	5.29%
2016	3,236,077	3.34%	2,953,626	5.94%	491,442	6.25%	6,681,145	4.71%
2017	1,600,000	3.52%	1,368,647	5.86%	538,531	6.00%	3,507,178	4.76%
2018	1,000,000	6.38%	17,254	—	43,152	1.47%	1,060,406	6.24%
2019	650,000	10.35%	144,401	7.68%	44,061	4.24%	838,462	9.75%
2020	1,250,000	5.65%	85,542	5.01%	477,825	5.66%	1,813,367	5.63%
2021	1,600,000	4.27%	414,789	5.44%	790,716	4.81%	2,805,505	4.62%
Thereafter	1,750,000	4.96%	49,145	6.48%	398,326	4.63%	2,197,471	4.94%

Face Amounts of Indebtedness	$14,441,785	4.85%	$8,091,360	5.78%	$5,161,278	5.17%	$27,694,423	5.18%
Premiums (Discounts) on Indebtedness, Net	(35,346)		130,953		2,949		98,556

Our Share of Total Indebtedness	$14,406,439		$8,222,313		$5,164,227		$27,792,979

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		45%		Yes
Total Secured Debt to Total Assets	≤50%		22%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.8	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		238%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2012
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$7,819,334	$7,648,293	5.97%	4.2
Variable Rate Debt	443,067	443,067	2.60%	2.3

Total Mortgage Debt	8,262,401	8,091,360	5.78%	4.1
Unsecured Debt
Fixed Rate	12,345,708	12,345,708	5.42%	7.8
Revolving Credit Facility—US Tranche	665,000	665,000	1.89%	4.6
Revolving Credit Facility—Yen Currency	270,742	270,742	1.14%	4.6
Revolving Credit Facility—Euro Currency	1,000,335	1,000,335	1.42%	4.6
Total Revolving Credit Facility	1,936,077	1,936,077	1.54%	4.6
Unsecured Term Loan	160,000	160,000	1.24%	1.3

Total Unsecured Debt	14,441,785	14,441,785	4.85%	7.3
Premium	139,043	138,274
Discount	(42,667)	(42,667)

Consolidated Mortgages and Other Indebtedness(1)	$22,800,562	$22,628,752	5.19%	6.2

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$9,278,135	$4,307,585	5.43%	6.5
Variable Rate Debt	852,168	400,241	2.37%	1.7
Mills Limited Partnership Debt(2)	1,208,535	453,452	—	—

Total Mortgage Debt	11,338,838	5,161,278	5.17%	6.1
Premium	5,973	2,987
Discount	(75)	(38)

Joint Venture Mortgages and Other Indebtedness(1)	$11,344,736	$5,164,227	5.17%	6.1

Our Share of Total Indebtedness		$27,792,979	5.18%	6.1
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	89.7%	$20,289,608	5.63%	6.4
Variable	10.3%	2,339,144	1.71%	4.0

	100.0%	22,628,752	5.19%	6.2
Joint Venture
Fixed	89.4%	$4,618,485	5.43%	6.5
Variable	10.6%	545,742	2.37%	1.7

	100.0%	5,164,227	5.17%	6.1

Total Debt		27,792,979

Total Fixed Debt	89.6%	24,908,093	5.59%	6.4

Total Variable Debt	10.4%	2,884,886	1.80%	3.7

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

(2)
See footnote 26 on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	280,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,059	26,059
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,471	15,471
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	20,485	20,485
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	29,906	29,906
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	42,006	42,006
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,639	8,639
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,598	7,598
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,221	6,221
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,547	1,547
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	14,926	14,926
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,574	18,574
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	48,817	48,817
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.39%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	88,425	88,425
Unsecured Term Loan		07/30/13		1.24%	Variable	Unsecured	160,000	160,000
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	12,697	12,697
Northfield Square		02/11/14		6.05%	Fixed	Secured	26,545	8,388
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	73,067	73,067
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	87,478	87,478
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	95,029	95,029
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,409	62,409
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000	820,000
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	66,465	66,465
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	67,476	50,606
Brunswick Square		08/11/14		5.65%	Fixed	Secured	79,257	79,257
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Lake View Plaza		12/31/14		8.00%	Fixed	Secured	15,717	15,717
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,641	2,271
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Southridge Mall		04/01/15		5.23%	Fixed	Secured	124,000	124,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Great Mall	(2)	08/28/15		6.01%	Fixed	Secured	270,000	270,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	25,833	25,833
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	105,625	105,625
Florida Keys Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	10,779	10,779

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Grove City Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	114,033	114,033
Gulfport Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	25,441	25,441
Huntley Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	30,152	30,152
Jersey Shore Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	70,762	70,762
Lebanon Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	15,641	15,641
Naples Outlet Center	(17)	01/11/16		5.51%	Fixed	Secured	16,207	16,207
Pleasant Prairie Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	60,775	60,775
San Marcos Premium Outlets	(17)	01/11/16		5.51%	Fixed	Secured	144,634	144,634
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16		4.43%	Fixed	Secured	13,870	10,529
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	97,238	91,886
Southdale Center		04/01/16		5.18%	Fixed	Secured	154,565	154,565
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	107,175	107,175
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	90,052	90,052
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	104,036	104,036
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	673	673
Empire Mall		06/01/16		5.79%	Fixed	Secured	176,300	176,300
Mesa Mall		06/01/16		5.79%	Fixed	Secured	87,250	87,250
Rushmore Mall		06/01/16		5.79%	Fixed	Secured	94,000	94,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured	101,500	101,500
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Shops at Riverside, The	(2)	06/16/16		2.34%	Variable	Secured	130,000	130,000
Upper Valley Mall	(2)(4)	07/01/16		5.89%	Fixed	Secured	45,276	45,276
Washington Square	(2)(8)	07/01/16		5.94%	Fixed	Secured	26,664	26,664
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	78,158	78,158
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	193,442	193,442
Walt Whitman Shops	(22)	08/01/16		8.00%	Fixed	Secured	119,191	119,191
Calhoun Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	20,601	20,601
Gaffney Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	37,387	37,387
Lee Premium Outlets	(14)	09/01/16		5.79%	Fixed	Secured	51,426	51,426
Opry Mills	(2)	10/10/16		6.16%	Fixed	Secured	280,000	280,000
Opry Mills—2	(2)	10/10/16		5.00%	Fixed	Secured	69,516	69,516
Revolving Credit Facility—USD		10/30/16	(6)	1.89%	Variable	Unsecured	665,000	665,000
Revolving Credit Facility—Yen Currency		10/30/16		1.14%	Variable	Unsecured(13)	270,742	270,742
Revolving Credit Facility—Euro Currency		10/30/16		1.42%	Variable	Unsecured(7)	1,000,335	1,000,335
White Oaks Mall		11/01/16		5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(10)	11/06/16		5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16		6.01%	Fixed	Secured	36,737	36,737
Simon Property Group, LP (Sr. Notes)		12/01/16		5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia—The Court & The Plaza-1		01/01/17		7.49%	Fixed	Secured	93,654	89,989
King of Prussia—The Court & The Plaza-2		01/01/17		8.53%	Fixed	Secured	6,654	6,394
King of Prussia—The Court & The Plaza-3		01/01/17		4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		01/30/17		2.80%	Fixed	Unsecured	500,000	500,000
Simon Property Group, LP (Sr. Notes)		03/01/17		5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17		5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17		5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17		5.42%	Fixed	Secured	65,000	65,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000	321,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Independence Center		07/10/17		5.94%	Fixed	Secured	200,000	200,000
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000	410,000
Simon Property Group, LP (Sr. Notes)		09/15/17		2.15%	Fixed	Unsecured	600,000	600,000
Bangor Mall		10/01/17		6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18		6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18		7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19		10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19		7.79%	Fixed	Secured	94,827	89,581
Forest Plaza	(15)	10/10/19		7.50%	Fixed	Secured	18,314	18,314
Lakeline Plaza	(15)	10/10/19		7.50%	Fixed	Secured	17,157	17,157
Muncie Towne Plaza	(15)	10/10/19		7.50%	Fixed	Secured	7,133	7,133
White Oaks Plaza	(15)	10/10/19		7.50%	Fixed	Secured	14,265	14,265
Simon Property Group, LP (Sr. Notes)		02/01/20		5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20		5.30%	Fixed	Secured	47,580	38,064
Oxford Valley Mall		12/07/20		4.77%	Fixed	Secured	69,685	45,257
Simon Property Group, LP (Sr. Notes)		03/01/21		4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21		5.38%	Fixed	Secured	143,452	143,452
Towne West Square		06/01/21		5.61%	Fixed	Secured	50,482	50,482
Domain, The		08/01/21		5.44%	Fixed	Secured	206,434	206,434
Palms Crossing	(18)	08/01/21		5.49%	Fixed	Secured	38,077	38,077
Shops at Arbor Walk, The	(18)	08/01/21		5.49%	Fixed	Secured	43,036	43,036
Simon Property Group, LP (Sr. Notes)		12/01/21		4.13%	Fixed	Unsecured	700,000	700,000
Simon Property Group, LP (Sr. Notes)		03/15/22		3.38%	Fixed	Unsecured	600,000	600,000
Sunland Park Mall		01/01/26		8.63%	Fixed	Secured	30,508	30,508
Montgomery Mall		05/11/34		5.17%	Fixed	Secured	83,749	50,242
Simon Property Group, LP (Sr. Notes)		02/01/40		6.75%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		03/15/42		4.75%	Fixed	Unsecured	550,000	550,000

Total Consolidated Indebtedness at Face Value							22,704,186	22,533,145

Premium on Fixed-Rate Indebtedness							139,043	138,274
Discount on Fixed-Rate Indebtedness							(42,667)	(42,667)

Total Consolidated Indebtedness							22,800,562	22,628,752

Joint Venture Indebtedness:
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	1,986	99
Colorado Mills		05/15/12		2.02%	Variable	Secured	142,952	53,607
Gotemba Premium Outlets—Variable		05/31/12		0.64%	Variable	Secured(12)	6,414	2,566
Domain Residential Building P		07/22/12	(24)	4.00%	Variable	Secured	3,545	1,772
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured	156,729	61,908

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Katy Mills		01/09/13	6.69%	Fixed	Secured	137,622	34,405
Del Amo Fashion Center	(2)	01/23/13	1.74%	Variable	Secured	307,753	153,876
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured	122,909	69,284
Avenues, The		04/01/13	5.29%	Fixed	Secured	67,582	10,137
Paju Premium Outlets		04/01/13	6.67%	Variable	Secured(19)	70,086	35,043
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured	67,731	2,709
Domain Residential Phase II	(2)	07/22/13	2.24%	Variable	Secured	36,269	18,135
Solomon Pond		08/01/13	3.97%	Fixed	Secured	102,021	57,510
Tosu Premium Outlets—Fixed		08/24/13	1.48%	Fixed	Secured(12)	3,540	1,416
Miami International Mall		10/01/13	5.35%	Fixed	Secured	89,699	42,855
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured	35,000	17,198
Domain Westin	(2)	10/15/13	2.19%	Variable	Secured	40,646	20,323
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	110,034	55,017
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	10,913	6,466
Kobe-Sanda Premium Outlets—Fixed		01/31/14	1.70%	Fixed	Secured(12)	3,025	1,210
Kobe-Sanda Premium Outlets—Variable		01/31/14	0.90%	Variable	Secured(12)	43,877	17,551
Fashion Valley Mall—2		05/01/14	6.00%	Fixed	Secured	5,932	2,966
Coddingtown Mall	(2)	07/01/14	3.14%	Variable	Secured	13,500	13,500
Arundel Mills		08/01/14	6.14%	Fixed	Secured	377,778	223,834
Grapevine Mills	(2)(16)	09/22/14	5.90%	Fixed	Secured	270,000	160,002
Outlets at Orange, The		10/01/14	6.25%	Fixed	Secured	217,658	108,829
Gotemba Premium Outlets—Fixed		10/25/14	1.60%	Fixed	Secured(12)	42,957	17,183
Indian River Commons		11/01/14	5.21%	Fixed	Secured	9,320	4,660
Indian River Mall		11/01/14	5.21%	Fixed	Secured	63,145	31,573
Rinku Premium Outlets		11/25/14	1.86%	Fixed	Secured(12)	18,593	7,437
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured	165,379	82,690
Toki Premium Outlets		04/30/15	1.13%	Variable	Secured(12)	14,118	5,647
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured	77,500	38,750
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured	13,900	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured	24,800	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured	14,650	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured	29,850	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured	18,800	0
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000	57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	130,768	73,714
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	65,806	25,000
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured	643,583	324,173
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured	177,417	89,365
Tosu Premium Outlets—Variable		01/31/16	0.53%	Variable	Secured(12)	35,153	14,061
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000	45,000
Busan Premium Outlets		03/10/16	6.42%	Variable	Secured(19)	18,696	9,348
Quaker Bridge Mall—1		04/01/16	7.03%	Fixed	Secured	16,124	8,062
Quaker Bridge Mall—2		04/01/16	2.95%	Fixed	Secured	62,000	31,000
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000	25,367
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,612	11,306
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured	111,811	55,905
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured	223,615	111,584
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured	115,665	57,833
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000	115,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured	260,000	73,282
California Department Stores	11/01/17	6.53%	Fixed	Secured	31,300	10,433
West Town Mall	12/01/17	6.34%	Fixed	Secured	210,000	105,000
Aventura Mall	12/11/17	5.91%	Fixed	Secured	430,000	143,333
Sano Premium Outlets	05/31/18	0.54%	Variable	Secured(12)	29,707	11,883
Sendai-Izumi Premium Outlets	10/31/18	0.49%	Variable	Secured(12)	32,188	12,875
Whitehall Mall	11/01/18	7.00%	Fixed	Secured	11,282	4,283
Johor Premium Outlets	01/10/19	4.24%	Variable	Secured(3)	30,278	15,139
Westchester, The	05/05/20	6.00%	Fixed	Secured	366,341	146,536
Arizona Mills	07/01/20	5.76%	Fixed	Secured	171,272	85,636
Lehigh Valley Mall	07/05/20	5.88%	Fixed	Secured	137,011	52,009
Auburn Mall	09/01/20	6.02%	Fixed	Secured	41,267	23,263
Shops at Sunset Place, The	09/01/20	5.62%	Fixed	Secured	76,826	28,810
Florida Mall, The	09/05/20	5.25%	Fixed	Secured	366,963	183,481
Fashion Valley Mall—1	01/04/21	4.30%	Fixed	Secured	475,000	237,500
Cape Cod Mall	03/06/21	5.75%	Fixed	Secured	98,812	55,701
SouthPark Residential	05/01/21	4.80%	Fixed	Secured	22,000	8,800
Seminole Towne Center	05/06/21	5.97%	Fixed	Secured	59,437	7,727
Denver West Village	07/01/21	5.04%	Fixed	Secured	28,000	10,500
Fashion Centre Pentagon Office	07/01/21	5.11%	Fixed	Secured	40,000	17,000
Fashion Centre Pentagon Retail	07/01/21	4.87%	Fixed	Secured	410,000	174,250
Dover Mall & Commons	08/06/21	5.57%	Fixed	Secured	93,323	63,544
Meadowood Mall	11/06/21	5.82%	Fixed	Secured	124,501	62,251
Dadeland Mall	12/05/21	4.50%	Fixed	Secured	450,000	225,000
Square One	01/06/22	5.47%	Fixed	Secured	99,780	56,246
Ontario Mills	03/05/22	4.25%	Fixed	Secured	350,000	175,000
Hamilton Town Center	04/01/22	4.81%	Fixed	Secured	84,000	42,000
AMI Premium Outlets	09/25/23	2.05%	Fixed	Secured(12)	144,688	57,874
Atrium at Chestnut Hill	03/11/31	6.89%	Fixed	Secured	41,111	20,200
Crystal Mall	09/11/32	5.62%	Fixed	Secured	89,969	70,342
Northshore Mall	03/11/34	5.03%	Fixed	Secured	193,784	109,237

Joint Venture Indebtedness at Face Value					10,130,303	4,707,826

The Mills Limited Partnership Indebtedness at Face Value					1,208,535	453,452	(26)

Total Joint Venture and The Mills Limited Partnership Indebtedness at Face Value					11,338,838	5,161,278	(27)

Premium on JV Fixed-Rate Indebtedness					5,973	2,987
Discount on JV Fixed-Rate Indebtedness					(75)	(38)

Total Joint Venture Indebtedness					11,344,736	5,164,227	(20)

Our Share of Total Indebtedness						27,792,979

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2012
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2012: LIBOR at .24%; 3 MONTH EURIBOR at .78%; YEN LIBOR at .14%; 6 MONTH YEN LIBOR at .34%; KLIBOR at 3.08% and 91 Day Korean CD rate at 3.55%.

(2)
Includes applicable extensions available at our option.

(3)
Amounts shown in USD Equivalent. Ringgit equivalent is 92,141.6 million.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Through an interest rate swap agreement, interest on $200.0 million is essentially fixed at 3.40%. The all-in rate presented is a blended interest rate.

(7)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 750.0 million.

(8)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 30,928.7 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Amounts shown in USD Equivalent. Won equivalent is 94,580.0 million.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Consists of 10 properties with interest rates ranging from 2.19% to 7.32% and maturities between 2012 and 2023.

(27)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including The Mills Limited Partnership. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $113 million of payment guarantees provided by the Operating Partnership.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2012

Property Name	City	State
Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2012

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane Mall (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2012

Property Name	City	State
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets—International Drive	Orlando	FL
Orlando Premium Outlets—Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Lighthouse Place Premium Outlets	Michigan City	IN
Wrentham Village Premium Outlets	Wrentham	MA
Kittery Premium Outlets	Kittery	ME
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets—North	Las Vegas	NV
Las Vegas Premium Outlets—South	Las Vegas	NV
Waterloo Premium Outlets	Waterloo	NY
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2012

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Cincinnati Premium Outlets	Monroe	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Highland Lakes Center	Orlando	FL
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
West Ridge Plaza	Topeka	KS
St. Charles Towne Plaza	Waldorf	MD
Regency Plaza	St. Charles	MO
Rockaway Convenience Center	Rockaway	NJ

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2012

Property Name	City	State
Rockaway Town Plaza	Rockaway	NJ
ABQ Uptown	Albuquerque	NM
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	King of Prussia	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Gateway Centers	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Outlet Marketplace	Orlando	FL
University Town Plaza	Pensacola	FL
Shops at Nanuet, The	Nanuet	NY

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2012
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2012 was $68.55 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2011 through March 31, 2012
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1) For the Three Months Ended March 31, 2012
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of March 31, 2012 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of March 31, 2012
SIMON PROPERTY GROUP U.S. Mall and Premium Outlet Operational Information(1) For the Period Ended March 31, 2012
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of March 31, 2012
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of March 31, 2012
SIMON PROPERTY GROUP U.S. Community/Lifestyle Center and The Mills Operational Information For the Period Ended March 31, 2012
SIMON PROPERTY GROUP International Operational Information
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2012–2013
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2012 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2012 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of March 31, 2012
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2012 ($ in 000's, except per share amounts)